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Exhibit 99.1

Certification of Annual Report

        I, Jack L. Bowman, Executive Chairman and Chairman of the Board of Directors of NeoRx Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

  1.
  the Annual Report on Form 10-K for the Company for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (12 U.S.C. 78m or 78o(d)); and

  2.
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 28, 2003	By:	/s/ JACK L. BOWMAN Jack L. Bowman

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  Exhibit 99.1
Certification of Annual Report